UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2016 (December 6, 2016)
Goldman Sachs Private Middle Market Credit LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55660	81-3233378
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-0300
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b) Pursuant to the corporate governance guidelines of Goldman Sachs Private Middle Market Credit LLC (the "Company"), each of John P. Coblentz, Jr. and Richard P. Strubel shall retire from board of directors of the Company as of December 31, 2016. On December 6, 2016, the board of directors of the Company thanked Messrs. Coblentz and Strubel for their significant contributions during their tenure as directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Goldman Sachs Private Middle Market Credit LLC

December 12, 2016	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Treasurer